UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2014

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FROZEN FOOD GIFT GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	000-54597	27-1668227
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8895 Towne Centre Dr., Suite 105, San Diego, CA 92122
(Address of Principal Executive Office) (Zip Code)

888-530-3738
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 28, 2014 Frozen Food Gift Group, Inc. (the “Company”) and APT Motovox entered into an extension, until March 14, 2014,  to close the definitive merger agreement, as announced in a press release on February 10, 2014.   The press release stated that the Parties expected the merger to close on or before March 1, 2014.  Both parties are committed and comfortable in the transaction closing by March 14, 2014, barring any unforeseen circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD GIFT GROUP, INC.

Date: February 28, 2014	By:	/s/ JONATHAN F. IRWIN
Jonathan F. Irwin
Chief Executive Officer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer